                                                                 Exhibit 10.(51)

                     TERMINATION AGREEMENT AND MUTUAL RELEASE
                     ----------------------------------------


     THIS TERMINATION AGREEMENT AND MUTUAL RELEASE (the "Agreement") dated as of July 28, 2000 is between Virtual Communities, Inc., a Delaware corporation (the "Company"), and Intercoastal Financial Services Corp. ("Intercoastal").

                                    RECITALS:
                                    --------

     WHEREAS, the Company and Intercoastal have previously entered into an agreement providing for the issuance of warrants (the "Warrants") to purchase up to 2,000,000 shares of the common stock, par value $.01 per share (the "Common Stock"), of the Company as payment of fees to Intercoastal in connection with the issuance and sale in April 2000 (the "April Financing") of 517,800 shares of Common Stock and warrants to purchase up to in the aggregate 629,450 shares of Common Stock (the "Placement Agreement").

     WHEREAS, the Warrants were issued to Intercoastal on March 31, 2000.

     WHEREAS, the Company and Intercoastal have previously executed a registration rights agreement dated as of March 31, 2000 providing for, among other things, the registration of the 2,000,000 shares of Common Stock underlying the Warrants (the "Registration Rights Agreement").

     WHEREAS the Company and Intercoastal believe that it is in their respective mutual best interests to terminate the Placement Agreement and the Registration Agreement in connection with the April Financing and cancel the Warrants.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereby agree as follows (the "Release"):

     1.   Termination of Agreements.  The Company and Intercoastal hereby agree
          -------------------------
that the Warrants, the Placement Agreement and the Registration Rights Agreement are hereby terminated, canceled and declared null and void, and that all of the obligations of the parties thereunder shall cease effective immediately, including any obligations which may have arisen prior to the date hereof.

     2.  Release.
         -------

          (a) Intercoastal hereby, absolutely and unconditionally, releases and discharges the Company, and each officer, director, agent or affiliate of the Company from any and all claims, demands, obligations, damages, actions, causes of action, debts, liabilities and controversies, which may arise out of or relate to the Warrants, the Placement Agreement and the Registration Rights Agreement, whether at law or in equity, which Intercoastal has or may have against the Company or any officer, director, agent or affiliate of the Company.

          (b) In consideration of the release contained herein, the Company hereby, absolutely and unconditionally, releases and discharges Intercoastal, and each officer, director, agent or affiliate of Intercoastal from and against any and all claims, demands, obligations, damages, actions, causes of action, debts, liabilities and controversies, which may arise out of or relate to the Warrants, the Placement Agreement and the Registration Rights Agreement, or the transactions contemplated thereby, whether at law or in equity, which the Company has or may have against Intercoastal or any officer, director, agent or affiliate of Intercoastal.

     3.  Counterparts.  This Agreement may be executed in one or more
         ------------
counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one and the same instrument.


                                 [end of page]

     IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement and Mutual Release as of the __th day of July, 2000.



                                    VIRTUAL COMMUNITIES, INC.

                                    By: /s/ Avi Moskowitz
                                        ------------------
                                        Name: Avi Moskowitz
                                        Title: CEO



                                    INTERCOASTAL FINANCIAL SERVICES CORP.


                                    By: /s/ Roy C. Zentz
                                        ----------------
                                        Name: Roy C. Zentz
                                        Title: President